Exhibit 10.36

Private & Confidential

14 February 2023

To:	The Participants under the Vast Solar Management Equity Plan

Amendment to Vast Solar Management Equity Plan

1.	On behalf of the Board, I am writing to inform you of certain proposed changes to the terms of the Vast Solar Management Equity Plan (MEP) under which you currently hold a number of “MEP” class shares (MEP Shares) in Vast Solar Pty. Ltd. (ACN 136 258 574) (Company).

2.	This letter of amendment (Amending Letter) refers to certain terms of the letter of invitation addressed to each of you from the Company, which contained the terms and conditions under which you applied for the MEP Shares (Invitation). It also refers to the rules of the MEP entitled ‘Vast Solar Pty Ltd Management Equity Plan Deed’ dated on or around 30 July 2020 (Plan Rules) which were included with the Invitation.

3.	Terms defined in the Plan Rules have the same meaning in this Amending Letter, unless otherwise defined. To the extent that, when read together, the terms of this Amending Letter are inconsistent with any terms in the Plan Rules or the Invitation, the terms of this Amending Letter will prevail, but only to the extent of any such inconsistency.

4.	Under clause 22 of the Plan Rules, the Board may, in its absolute discretion amend the Plan Rules subject to the limbs contained in clause 22(a)-(e). The Board has decided to seek the approval of all parties to the Plan Rules to the amendments contained in paragraph 5 below.

5.	By countersigning this Amending Letter you each agree and acknowledge that, with effect on and from the date of this Amending Letter:

(a)	the Plan Rules shall be amended on the terms set out in Annexure A to this Amending Letter and that this Amending Letter shall be supplemental to the Plan Rules;

(b)	the Plan Rules and this Amending Letter shall be read and construed as one document and references in the Plan Rules to “this document” or “this deed” shall be to the Plan Rules as amended by this Amending Letter; and

(c)	the provisions of the Plan Rules shall, save as amended by this Amending Letter, continue in full force and effect without prejudice to any rights and obligations under the Plan Rules that the parties have or may have.

6.	Each party represents and warrants that this Amending Letter is duly authorised, executed and delivered for and on behalf of that party and constitutes a valid and legally binding agreement of that party enforceable in accordance with its terms.

7.	AgCentral Pty Ltd (ACN 053 901 518) (AgCentral), a party to the Plan Rules, acknowledges and confirms that, with effect from the AgCentral Assignment (as defined below), it unconditionally and irrevocably releases and discharges the Company and its representatives from all claims, demands, costs, expenses, losses, damage, legal proceedings, suits, allegations or causes of action (Claim) (including in relation to tax liabilities) or actions by AgCentral against the Company or any of the Company’s related parties or representatives, whether arising directly or indirectly, in contract, tort, under statute or otherwise, in respect of, in connection with, incidental or in any way related to, the Plan Rules.

Project Neptune – Vast Solar MEP – Amendment Letter

8.	Each of the Company, its related parties and its representatives may use this Amending Letter as a bar to any Claim made by AgCentral against the Company in respect of or related to any of the matters the subject of the acknowledgements in paragraph 7 above.

9.	This Amending Letter may be executed in any number of counterparts, each of which, when executed, is an original, and take effect as though one document fully executed on the date on which the last signatory signs.

10.	On and from the date of this Amending Letter AgCentral unconditionally assigns to AgCentral Energy Pty Ltd (ACN 665 472 711) all rights, title, benefit, claims, demands, causes of action, and rights of action, if any, that AgCentral has under or arising out of the Plan Rules or the Side Deed (as that term is defined in the Plan Rules and Annexure A of this Amending Letter) (AgCentral Assignment). Each party acknowledges and agrees that the AgCentral Assignment shall not constitute a Liquidity Event under the Plan Rules.

11.	Clause 25.5 of the Plan Rules allows a party to assign its interests under the Plan Rules with the written consent of each of the other parties (consent not to be unreasonably withheld).

12.	In accordance with clause 25.5 of the Plan Rules, each party to the Plan Rules agrees and consents to the AgCentral Assignment by countersigning below.

13.	This Amending Letter is governed by the laws of New South Wales.

14.	Please confirm your acceptance and agreement to the terms detailed above by countersigning this Amending Letter in the places indicated over the page.

Yours sincerely,

/s/ Johnny Kahlbetzer

Johnny Kahlbetzer, Chairman

Vast Solar Pty. Ltd.

[The remainder of this page is left blank intentionally]

Project Neptune – Vast Solar MEP – Amendment Letter

Executed as a deed.

Company

Signed, sealed and delivered for and on behalf of Vast Solar Pty. Ltd. (ACN 136 258 574) in accordance with section 127 of the Corporations Act 2001 (Cth) by either two directors or a director and a company secretary:

/s/ John Kahlbetzer	/s/ Colin Sussman

Signature of John Kahlbetzer (director)	Signature of Colin Sussman (director)

AgCentral Pty Ltd

Signed, sealed and delivered for and on behalf of AgCentral Pty Ltd (ACN 053 901 518) in accordance with section 127 of the Corporations Act 2001 (Cth) by either two directors or a director and a company secretary:

/s/ John Kahlbetzer	/s/ Colin Sussman

Signature of John Kahlbetzer (director)	Signature of Colin Sussman (director)

AgCentral Energy Pty Ltd

Signed, sealed and delivered for and on behalf of AgCentral Energy Pty Ltd (ACN 665 472 711) in accordance with section 127 of the Corporations Act 2001 (Cth) by either two directors or a director and a company secretary:

/s/ John Kahlbetzer	/s/ Colin Sussman

Signature of John Kahlbetzer (director)	Signature of Colin Sussman (director)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

MEP Participants

Signed, sealed and delivered by Valentino Marco Pagura in the presence of:

/s/ Alec Waugh	/s/ Valentino Marco Pagura

Signature of witness	Signature of Valentino Marco Pagura

Alec Waugh

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Craig David Wood in the presence of:

/s/ Alec Waugh	/s/ Craig David Wood

Signature of witness	Signature of Craig David Wood

Alec Waugh

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Kurt Friedrich Drewes in the presence of:

/s/ Alec Waugh	/s/ Kurt Friedrich Drewes

Signature of witness	Signature of Kurt Friedrich Drewes

Alec Waugh

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Bruce Alexander Leslie in the presence of:

/s/ Belinda Dare	Bruce Alexander Leslie

Signature of witness	Signature of Bruce Alexander Leslie

Belinda Dare

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Simon Maurice Woods in the presence of:

/s/ Silash Maharjan	/s/ Simon Maurice Woods

Signature of witness	Signature of Simon Maurice Woods

Silah Maharjan

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Lachlan Parker Roberts in the presence of:

/s/ Alec Waugh	/s/ Lachlan Parker Roberts

Signature of witness	Signature of Lachlan Parker Roberts

Alec Waugh

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Christina Grace Hall in the presence of:

/s/ Alec Waugh	/s/ Christina Grace Hall

Signature of witness	Signature of Christina Grace Hall

Alec Waugh

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Signed, sealed and delivered by Gilein Jochem Steensma in the presence of:

/s/ Alec Waugh	/s/ Gilein Jochem Steensma

Signature of witness	Signature of Gilein Jochem Steensma

Alec Waugh

Name of witness (print)

Project Neptune – Vast Solar MEP – Amendment Letter	Execution page

Annexure A - Amendments to the Plan Rules

1.	Clause 3 of the Plan Rules is deleted in its entirety and replaced with the following clause as a new clause 3:

“Each grant of MEP Shares under the Plan is governed by the Plan Rules, the Side Deed and the relevant Invitation. If there is any inconsistency between those documents, they apply in the following order of priority:

(a)	the Side Deed;

(b)	the Plan Rules; and

(c)	the Invitation.”

2.	Clause 6.2 of the Plan Rules is deleted in its entirety and replaced with the following clause as a new clause 6.2:

“On the occurrence of a Liquidity Event, Business Combination or any termination of the Plan under clause 9.1, if there are any unallocated MEP Shares within the MEP Shares Pool, the economic benefit of some or all of the unallocated MEP Shares may be attributed to any person at the sole discretion of the Chairperson. Without limitation, an allocation of the economic benefit of the unallocated MEP shares may be by way of a share subdivision or a grant of options over ordinary shares in the Company (which may be granted subject to vesting and other conditions, as determined by the Board).”

3.	Clause 9.3 of the Plan Rules is deleted in its entirety and replaced with the following clause as a new clause 9.3:

“The termination of this deed with respect to a party does not affect:

(a)	any obligation of that party which accrued prior to that termination and which remains unsatisfied;

(b)	clause 20 (Confidentiality); and

(c)	clauses 4, 5 and 6 of the Side Deed.

4.	Clause 22 of the Plan Rules is deleted in its entirety and replaced with the following clause as a new clause 22:

“The Board may amend the Plan in its absolute discretion at any time:

(a)	for the purpose of complying with any present or future law applicable to this Plan or its operation, including any law of any jurisdiction outside Australia;

(b)	to take into consideration any tax implications in relation to the Plan, including implications arising from rulings from the Commissioner of Taxation, changes to tax laws or changes in the interpretation of tax laws by a court;

(c)	if the amendments are of a minor or technical nature;

(d)	to correct any manifest error or mistake;

Project Neptune – Vast Solar MEP – Amendment Letter	Annexure A

(e)	if the amendments do not reduce or adversely affect the rights of any Participant in respect of any MEP Shares then held by the Participant under this Plan; or

(f)	if each Participant signs a document setting out the amendments and containing a statement to the effect that the Participant agrees to the amendments.”

5.	Schedule 1 (Dictionary & Interpretation) to the Plan Rules is supplemented by inserting the following definitions:

“Business Combination means a business combination involving the Company a publicly listed special purpose acquisition company or a so-called “reverse holdco merger”, whether by merger, consolidation, stock purchase, asset sale or otherwise.

Chairperson means the chairperson of the Board from time to time, who as at ______________ 2023 is Johnny Kahlbetzer.

Side Deed means the document entitled “Vast Solar Management Equity Plan - De-SPAC Side Deed” dated on or around _______________ 2023.

SPAC Transaction means a Business Combination involving the Company and Nabors Energy Transition Corp..”

6.	The definition of “IPO” in Schedule 1 (Dictionary & Interpretation) to the Plan Rules is deleted and replaced with the following definition of “IPO”:

“IPO means, excluding in connection with a Business Combination, an initial public offering of any class of equity securities by the Company (or a new holding company formed as a special purpose vehicle for the initial public offering) in conjunction with a listing or quotation of those equity securities on the ASX or any other Recognised Stock Exchange.”

Project Neptune – Vast Solar MEP – Amendment Letter	Annexure A